EXHIBIT 99
                             Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:  August 23, 2005
Issuer & Symbol:               URS Corporation (URS)
Address of each Reporting Person for this Form 4:
            909 Montgomery Street, Suite 400,
            San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:
            10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

August 25, 2005

RICHARD C. BLUM & ASSOCIATES, INC.       BLUM CAPITAL PARTNERS, L.P.
                                         By: Richard C. Blum & Associates, Inc.,
                                              its general partner


By: /s/ Gregory D. Hitchan               By: /s/ Gregory D. Hitchan
    -----------------------                  -------------------------
    Gregory D. Hitchan                       Gregory D. Hitchan
    General Counsel and Secretary            General Counsel and Secretary

BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS, L.P.
STINSON CAPITAL PARTNERS II, L.P.        STINSON CAPITAL FUND (CAYMAN), LTD.
Stinson Capital Partners S, L.P.         By: BLUM CAPITAL PARTNERS, L.P.,
STINSON CAPITAL PARTNERS (QP), L.P.           its investment advisor
                                         By: Richard C. Blum & Associates, Inc.,
By:   BLUM CAPITAL PARTNERS, L.P.,            its general partner
      its general partner
By:   Richard C. Blum & Associates, Inc.,
      its general partner


By: /s/ Gregory D. Hitchan               By: /s/ Gregory D. Hitchan
    -----------------------                  -----------------------
    Gregory D. Hitchan                       Gregory D. Hitchan
    General Counsel and Secretary            General Counsel and Secretary


BLUM STRATEGIC GP, L.L.C.                BLUM STRATEGIC PARTNERS, L.P.
                                         By: BLUM STRATEGIC GP, L.L.C.
                                              its general partner

By: /s/ Gregory D. Hitchan               By: /s/ Gregory D. Hitchan
    ------------------------                 ---------------------------
    Gregory D. Hitchan, Member and           Gregory D. Hitchan, Member and
    General Counsel                          General Counsel